UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)
201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)		45202 (Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective September 11, 2017, the Board of Directors of Convergys Corporation (the “Company”) increased the number of directors to 10 and appointed Robert E. Knowling, Jr. as a director for a term expiring at the 2018 Annual Meeting of Shareholders.
Mr. Knowling, 62, has more than 30 years of experience in the telecommunications and technology sectors. He is currently Chairman of Eagles Landing Partners, which specializes in helping senior management teams formulate strategy, lead organizational transformations, and re-engineer businesses. Mr. Knowling previously served as Chief Executive Officer of Telwares, a provider of telecommunications expense management solutions, from 2005 to 2009, Chief Executive Officer of the New York Leadership Academy from 2001 to 2005, and Chairman and Chief Executive Officer of SimDesk Technologies, Inc. from 2001 to 2003. Mr. Knowling currently serves on the Board of Directors of Roper Technologies Inc. (NYSE:ROP).
The Company is not aware of any arrangement or understanding between Mr. Knowling and any other person pursuant to which Mr. Knowling was selected as a director. Neither Mr. Knowling nor any of his immediate family members has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. In connection with his election to and service on the Board of Directors, Mr. Knowling will be paid in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under “Director Compensation” in the Company’s definitive proxy statement for the Company’s 2017 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on March 17, 2017.
On September 12, 2017, the Company issued a press release announcing the appointment of Mr. Knowling. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:
Exhibit No.    Description
99.1        Press release issued by Convergys Corporation on September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By: /s/ Jarrod B. Pontius
Jarrod B. Pontius
General Counsel and Chief Administrative Officer

Dated:     September 12, 2017

EXHIBIT INDEX

Exhibit No.    Description

99.1 Press release issued by Convergys Corporation on September 12, 2017.